JPMORGAN TRUST II

J.P. Morgan Income Funds

JPMorgan Limited Duration Bond Fund

(the “Fund”)

(All Share Classes)

Supplement dated July 28, 2023

to the current Prospectuses and Statement of Additional Information

Effective as of the close of business on July 28, 2023, the assets of the Fund were transferred to JPMorgan Limited Duration Bond ETF (the “Acquiring Fund”), a series of J.P. Morgan Exchange-Traded Fund Trust, in a tax-free reorganization, and shareholders of the Fund became shareholders of the Acquiring Fund.

As a result, the Fund is no longer offered for investment, and all references to the Fund in the Prospectuses and the Statement of Additional Information are removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-LDB-723